EXHIBIT 21.1

Subsidiaries of Live Nation, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization

AKG, Inc.	California

American Artists Limited, Inc.	Massachusetts

Ant Hill Trading Ltd.	Nevada

Ardee Festivals N.J., Inc.	Delaware

Atlanta Concerts, Inc.	Delaware

Backyardigans Touring, LLC	Delaware

Bamboozle Festival, LLC	Delaware

Beach Concerts, Inc.	New York

Belafonte LLC	Delaware

Bill Graham Enterprises, Inc.	California

Bill Graham Presents, Inc.	California

Boston Opera House Development, LLC	Delaware

Boston Playhouse Realty, Inc.	Massachusetts

Bowfire Productions LLC	Delaware

Boylston Street Theatre Corp.	Massachusetts

Broadway Concerts, Inc.	New York

Broadway Series Associates, Inc.	Indiana

Broadway Series Management Group, Inc.	Ohio

Cat’s-Eye, LLC	Delaware

CCE Tour I (USA), Inc.	Delaware

CDP, Inc.	Maryland

Cellar Door Amphitheater, Inc.	Virginia

Cellar Door Venues, Inc.	Florida

Chastain Ventures JV	Georgia

Chicago Facilities Management, LLC	Delaware

Cinq Group, LLC	Delaware

Cobb’s Comedy, Inc.	California

Col. Arts Associates, Inc.	Maryland

Concert/Southern Chastain Promotions	Georgia

Conn Ticketing Company	Connecticut

Connecticut Amphitheater Development Corporation	Connecticut

Connecticut Performing Arts Partners	Connecticut

Connecticut Performing Arts, Inc.	Connecticut

Contemporary Concert Productions Incorporated	Missouri

Contemporary Group Acquisition Corp.	Delaware

Contemporary Group, Inc.	Missouri

Domestic	State or Jurisdiction of Incorporation or Organization

Contemporary Sports Incorporated	Missouri

Cuyahoga Falls Concerts, Inc.	Delaware

Delirium Concert, L.P.	Delaware

Delirium General Partner, LLC	Delaware

Delsener/Slater Enterprises, Ltd.	New York

Diego Touring, LLC	Delaware

DLC Corp.	Delaware

Dora Touring, LLC	Delaware

Eagle Eye Entertainment USA Inc.	Delaware

Electric Factory Concerts, Inc.	Pennsylvania

Entertainment Performing Arts, Inc.	Texas

Evening Star Productions, Inc.	Arizona

Event Merchandising, Inc.	California

Exit 116 Revisited, Inc.	New Jersey

Fillmore Fingers, Inc.	California

Fillmore Theatrical Services	California

Fosse NY LLC	Delaware

Fosse Touring LLC	Delaware

Gramercy License, LLC	Delaware

Greater Detroit Theatres, Inc.	New Jersey

GSAC Partners	Delaware

Gullwing Screenprint, Inc.	California

High Cotton, Inc.	Georgia

Hilltop Concerts, Inc.	California

Hilltop Concerts, LLC	Delaware

Historic Theatre Group, LLC	Delaware

HOB Boardwalk, Inc.	Delaware

HOB Chicago, Inc.	Delaware

HOB Concerts II, Inc.	California

HOB Concerts/PACE Amphitheatres Group, LP	Delaware

HOB Entertainment, Inc.	Delaware

HOB Hotel Chicago Partners, L.P.	Delaware

HOB Hotel Chicago, Inc.	Delaware

HOB Marina City Partners, L.P.	Delaware

HOB Marina City, Inc.	Delaware

House of Blues Anaheim Restaurant Corp.	Delaware

House of Blues Brands Corp.	Delaware

House of Blues Cleveland Restaurant Corp.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization

House of Blues Cleveland, LLC	Delaware

House of Blues Concerts, Inc.	California

House of Blues Connecticut, LLC	Delaware

House of Blues Dallas Restaurant Corp.	Delaware

House of Blues Dallas, Inc.	Texas

House of Blues Hospitality, Inc.	Delaware

House of Blues Houston Restaurant Corp.	Delaware

House of Blues Houston, Inc.	Texas

House of Blues Las Vegas Restaurant Corp.	Delaware

House of Blues Los Angeles Restaurant Corp.	Delaware

House of Blues Myrtle Beach Restaurant Corp.	Delaware

House of Blues New Orleans Restaurant Corp.	Delaware

House of Blues Orlando Restaurant Corp.	Delaware

House of Blues Restaurant Holding Corp.	Delaware

House of Blues San Diego Restaurant Corp.	Delaware

House of Blues San Diego, LLC	Delaware

In House Tickets, Inc.	New York

International Hot Rod Association, L.L.C.	Texas

Irvine Meadows Amphitheater	California

J&H Touring Company Limited Partnership (The)	Texas

Jujamcyn Productions Company, LLC	Minnesota

Lansdowne Boston Restaurant Corp., Inc.	Delaware

Listen Live, LLC	Delaware

Live Nation Bogart, LLC	Delaware

Live Nation Broadway, Inc.	Delaware

Live Nation Chicago, Inc.	Delaware

Live Nation Cincinnati, LLC	Michigan

Live Nation Concerts, Inc.	Delaware

Live Nation Family Entertainment, Inc.	Delaware

Live Nation Family Holdings, Inc.	Delaware

Live Nation Fulfillment, LLC	Delaware

Live Nation Holdco #1, Inc.	Delaware

Live Nation Holdco #2, Inc.	Delaware

Live Nation Jamboree Holdings, LLC	Delaware

Live Nation Marketing, Inc.	Delaware

Live Nation Motor Sports, Inc.	Texas

Live Nation Music - Tampa, LLC	Delaware

Live Nation Music Group, Inc.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization

Live Nation NYC Concerts, Inc.	Delaware

Live Nation Paradise, LLC	Delaware

Live Nation Saratoga Concerts, LLC	Delaware

Live Nation Shared Services, Inc.	Delaware

Live Nation Theatrical Group, Inc.	Texas

Live Nation Touring (USA), Inc.	Delaware

Live Nation Worldwide, Inc.	Delaware

Live Nation/NEDCO, Inc.	Delaware

Live Nation/RLE Special Purpose Venture, LLC	Texas

LN Acquisition Holdco LLC	Delaware

LN Hollywood, Inc.	Delaware

LNSC, LLC	Delaware

LRW Theatre Corp.	California

Michigan Licenses, LLC	Delaware

Murat Center Concerts, L.P.	Delaware

Musical Rights, Inc.	Delaware

Musictoday, LLC	Virginia

Ned Prop Joint Venture	Illinois

Nettwerk Live, LLC	Delaware

Networks Presentations, LLC	Texas

New York Metro Concerts, LLC	Delaware

NEXT Ticketing, LLC	Delaware

NOC, Inc.	Connecticut

Oakdale Theater Concerts, Inc.	Delaware

PACE Amphitheatres, Inc.	Texas

Pace Events, Inc.	Delaware

Palace Theatre Operating Group, LLC	Delaware

Pavilion Partners	Delaware

PCMT, Inc.	Illinois

Performing Arts Management of North Miami, Inc.	Florida

Pier 6 Concert Pavilion Partners, LLC	Maryland

PTG-Florida, Inc.	Florida

Ragtime NY LLC	Delaware

Rainbow Concert Productions, Inc.	New Jersey

RZO Tours, Inc.	New Jersey

SFX Basketball Group, LLC	Delaware

SFX Chicago, Inc.	Delaware

SFX Family Entertainment of New Jersey, Inc.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization

SFX Family Entertainment Operations, Inc.	Delaware

SFX Financial Advisory Management Enterprises, Inc.	Delaware

SFX Theatrical Group, Inc.	Delaware

Shoreline Amphitheatre, Ltd.	California

Signatures Network, Inc.	California

Signatures SNI, Inc.	Delaware

Southern Promotions, Inc.	Georgia

Sunshine Designs, L.P.	Delaware

TCN Theater Group, Inc.	Delaware

Texas Tarps	Texas

The Booking Group L.L.C.	New York

The Horton Company Limited Partnership	New York

The Jekyll Company Limited Partnership	New York

The Seven Hundred Sundays Company	New York

The Tallulah Company	New York

The Wedding Tour Company	New York

Theatre Management Group – Canada, Inc.	Delaware

Theatre Management Group – Maryland, LLC	Texas

Theatre Management Group – New York, L.L.C.	Delaware

Theatre Management Group, Inc.	Texas

Theatre Management Group-Boston, LLC	Delaware

Theatrical Services, L.L.C.	Delaware

Thoel Company, LLC	New York

TMG Hippodrome, LLC	Delaware

TNA Tour II (USA) Inc.	Delaware

TNA Tour M3 (USA), Inc.	Delaware

Ultrastar Entertainment LLC	Delaware

VGL Properties, LLC	Delaware

Warner Theatre Operating Group, JV	Washington, D.C.

West 42nd Street Music, LLC	Delaware

Westbury Music Fair, L.L.C.	Delaware

Wiltern Renaissance LLC	Delaware

International	Jurisdiction of Incorporation or Organization

CPI International Touring, Inc.	Barbados

CPI Touring (RS 06 – ROW) Inc	Barbados

CPI Touring (RS05/06-ROW)	Barbados

CPI Touring (The Who-ROW) Inc.	Barbados

CPI Touring (FB-ROW) Inc.	Barbados

Live Nation Belgium Holdings BVBA	Belgium

Live Nation BVBA (fka - Make It Happen Nv)	Belgium

Live Nation Festivals NV (fka - Stageco Products N.V.)	Belgium

Belgian Concerts Sprl	Belgium

International Music Ltd.	Bermuda

Concert Productions International (LOTR), Inc.	Canada

CPI Canada Management, Inc.	Canada

Eagle Eye Entertainment, Inc.	Canada

HOB Concerts Canada, Ltd.	Canada

HOBCC Acquisition Co., Inc.	Canada

House of Blues Concerts Canada	Canada

Live Nation Canada, Inc.	Canada

Live Nation Touring (Canada), Inc.	Canada

LOTR (236) Toronto Management Corp.	Canada

LOTR Toronto Investors (II), Inc.	Canada

LOTR Toronto Investors (II), LP	Canada

Theatre Management Group – Toronto, Corp.	Canada

TNA International Ltd.	Canada

Toronto Theater Ltd.	Canada

Marek Lieberberg Konzertagentur Holding Gmbh	Germany

Dkb Management Holding Aps	Denmark

Dkb Management Aps	Denmark

Dkb Motor Aps (fka - Dkb Concert Promotions Aps)	Denmark

Ema Telstar Oy	Finland

Welldone Agency & Promotion Oy	Finland

Events Club Oy (fka Welldone Productions Oy)	Finland

Welldone Lr Oy	Finland

Welldone Concerts Oy	Finland

Lcb France	France

Live Nation Central and Eastern Europe Kft (fka Music Multimedia Kft)	Hungary

Point Exhibition Co. Ltd.	Ireland

Point Promotions Ltd.	Ireland

Point Presentations Ltd.	Ireland

International	Jurisdiction of Incorporation or Organization

Live Nation Ireland Holdings Limited	Ireland

Milano Concerti srl	Italy

Friends & Partners Italia	Italy

The Entertainment Group, S.A. de C.V.	Mexico

SFX Family Entertainment Group, S.A. de C.V.	Mexico

Amsterdam Music Dome Exploitatie BV	Netherlands

Live Nation CP II BV	Netherlands

Live Nation Europe Holdings BV (fka-Clear Channel International Radio Holdings Bv)	Netherlands

Live Nation International Holdings BV (fka - SFX Netherlands Holding, B.V.)	Netherlands

Live Nation Netherlands Holdings BV (fka - SFX Netherlands B.V.)	Netherlands

Live Nation Venues (Netherlands) BV (FKA Black Box Theater Exploitatie BV)	Netherlands

Mojo Works B.V.	Netherlands

Mojo Concerts B.V.	Netherlands

De Nationale Theaterkassa B.V.	Netherlands

The Security Company Utrecht Holland Holding B.V.	Netherlands

The Event Support Company B.V.	Netherlands

Straight International Security B.V.	Netherlands

North Sea Jazz South Africa Bv	Netherlands

Festival Management Bv	Netherlands

Mojo Theater B.V.	Netherlands

Anti-Concerts Investments N.V.	Netherlands Antilles

Anti-Concerts Holding B.V.	Netherlands

Anti-Concerts B.V.	Netherlands

Mail 2 Me Vof	Netherlands

Concert Productions International B.V.	Netherlands

Gunnar Eide Concerts As	Norway

Live Nation SP z.o.o. (fka Odyssey Spolka Zo.O.)	Poland

Three Mad Monkeys Ltd	Scotland

Ema Holdings Ab	Sweden

Ema Telstar Gruppen Ab	Sweden

Ema Telstar Ab	Sweden

Moondog Entertainment Ab	Sweden

Lugerinc Ab	Sweden

Cirkus Arena & Restaurang Pa D. Ab	Sweden

Forvaltningsbolaget Cirkus Pa K.D. Hb	Sweden

Ema Telstar Management Ab	Sweden

Eventum Ab	Sweden

Midland Concerts Promotions Group Ltd.	United Kingdom

International	Jurisdiction of Incorporation or Organization

Live Nation (Music) UK Limited (fka - Mcp Promotions Limited)	United Kingdom

Touring Design Limited (fka - Venue And Event Management)	United Kingdom

Publicitywise Limited	United Kingdom

Northcane Limited	United Kingdom

Ant Hill Trading (Overseas) Ltd.	United Kingdom

Apollo Leisure Group Ltd.	United Kingdom

Apollo Dominion Investments Ltd.	United Kingdom

Nederlander Dominion Ltd.	United Kingdom

Live Nation (Venues) UK Limited (fka-Apollo Leisure (Uk) Ltd.)	United Kingdom

Barry Clayman Corporation Ltd.	United Kingdom

Bescot Enterprises Limited	United Kingdom

Cardiff International Arena Limited	United Kingdom

Live Nation (Theatrical) UK Limited (fka David Ian Productions (Dip))	United Kingdom

Fanbase Co.UK Limited	United Kingdom

The King & I Management UK Ltd	United Kingdom

Tony Stephens Associates Limited	United Kingdom

Park Associates Limited	United Kingdom

Pointstar Limited (25%)	United Kingdom

Sensible Events Limited	United Kingdom

The Security Company (Uk) Holdings Ltd	United Kingdom

Showsec Holdings Ltd	United Kingdom

Showsec International Ltd	United Kingdom

Gricind Limited	United Kingdom

International Talent Booking Ltd	United Kingdom

Uk Sx Limited (fka - Planit Promotions)	United Kingdom

Live Nation Enterprise Limited	United Kingdom

Live Nation (Ireland) Limited	United Kingdom

Showsec Special Events Limited	United Kingdom

Broadway Uk Limited	United Kingdom

Live Nation Facilitation Limited	United Kingdom

Network Presentations International Limited (fka - Networks (Uk))	United Kingdom

Gamerco	Spain

Rock in Rio Madrid SA	Spain

Iguapop, S.L.	Spain

Troubleshooter, S.A.	Spain

Mediterranea Concerts, S.L.	Spain

Compania Editora de Talentos Internacionales, S.A.	Spain

Trabajos de Musica, S.A.	Spain

Madrid Deportes Y Espectaculos, S.A.	Spain

International	Jurisdiction of Incorporation or Organization

Live 1 BV	Netherlands

Live 2 BV	Netherlands

Holland Event Marketing BV	Netherlands

LN-Gaiety Holdings Ltd (fka Hamsard 2786 Ltd.)	United Kingdom

Festival Republic Music Group Limited	United Kingdom

Academy Music Holdings Ltd	United Kingdom

Academy Music Group Ltd	United Kingdom

Academy Entertainments Group Ltd	United Kingdom

Annestown Limited	United Kingdom

Bristolbeat Ltd	United Kingdom

Brumbeat Ltd	United Kingdom

Electricland Ltd	United Kingdom

Festival Republic Events Limited	United Kingdom

Festival Republic Ltd	United Kingdom

Finlaw 279 Ltd.	United Kingdom

Finlaw 271 Ltd	United Kingdom

First Family Entertainment LLP	United Kingdom

Glasgowbeat Ltd	United Kingdom

Glowspine Ltd	United Kingdom

Grand Theatricals (UK) Ltd.	United Kingdom

Islingtonbeat Ltd	United Kingdom

Live Beat Ltd	United Kingdom

Ludgate 354 Ltd	United Kingdom

Magstack Ltd	United Kingdom

Newcbeat Ltd	United Kingdom

OX4 Ltd	United Kingdom

Reading Festival Ltd.	United Kingdom

Rangepost Ltd	United Kingdom

Sidezone Ltd	United Kingdom

Sharpfleur Ltd	United Kingdom

The Really Useful Financials Services Co. Ltd	United Kingdom

Ticketstoday Limited	United Kingdom

Astoria Limited	United Kingdom

Astoria Venues Ltd.	United Kingdom

Reading Festival Ltd	United Kingdom

Mean Fiddler Festivals Limited	United Kingdom

Festival Republic Live Limited	United Kingdom

Festival Republic Media Limited	United Kingdom

Festival Republic.com Limited	United Kingdom

Adventure Sport Events Ltd.	United Kingdom

Homelands Festival Ltd.	United Kingdom

Windfield Promotions Ltd.	United Kingdom

Subterrania Limited	United Kingdom

Mfmp Festival & Events Gmbh	Germany

Mean Fiddler Spain Sl	Spain

Live Nation (HK) Ltd	Hong Kong

Concert Productions International B.V.	Netherlands

Live Nation CV	Netherlands

Live Nation Holdings CV	Netherlands

LYV BV	Netherlands

Antwerps Sportpaleis NV	Belgium

De schone Schijn NV	Belgium

Music Marketing Sp z.o.o.	Poland

Live Nation France	France

Live Nation Pte Ltd	Singapore

Shanghai Oriental Pearl Live Nation Entertainment and Sports Company Ltd	China

Beijing Gehua Live Nation Entertainment and Sports Company Ltd	China